January 19, 2012 Quarterly update FY 2012 first quarter Exhibit 99.2

Agenda
Introduction
Glen Ponczak, Vice President, Global Investor Relations
Overview
Steve Roell, Chairman and Chief Executive Officer
Business results and financial review
Bruce McDonald, Executive Vice President and Chief Financial Officer
Q&A
FORWARD-LOOKING STATEMENT
Johnson Controls, Inc. has made forward-looking statements in this document pertaining to its financial results for fiscal 2012 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements, other than statements of historical fact, are statements that are, or could be, deemed "forward-looking" statements and include terms such as "outlook," "expectations," "estimates" or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, energy and commodity prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of or changes to commercial contracts, changes in the levels or timing of investments in commercial buildings as well as other factors discussed in Item 1A of Part I of the Company's most recent Form 10-k filing (filed November 22, 2011) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company.

2012 first quarter
Macro environment
Mixed automotive industry production
– Higher production (16%) in North America
– Lower production (4%) in Europe but with some
strength in luxury segments
– Level production in China
Unseasonably warm winter temperatures
– Negative impact on aftermarket battery demand,
particularly in December
Lower U.S. industry residential HVAC sales
Architectural Billings Index up for October and
November, level in December
U.S. Consumer Confidence Index highest in six months

2012 first quarter
Record sales and earnings
Sales: $10.4 billion
vs. $9.5 billion in 2011 (+9%)
Segment income: $598 million
vs. $533 million in Q1 2011 (+12%)
Net income: $410 million
vs. $375 million in Q1 2011
EPS: $0.60 per diluted share
vs. $0.55 in Q1 2011 (+9%)

Record sales and earnings
Benefitted from strong
backlogs in Automotive
Experience and Building
Efficiency
– Results consistent with
October 12, 2011
guidance
Outperformed our
underlying markets
– Market share gains

2012 first quarter
Significantly higher profitability in Europe
(acquisition impact), Asia
Launched 48 programs
Higher North America metals start-up costs
Commercial building revenues and backlog
higher in a sluggish global market
Lower residential HVAC market demand
In-line performance despite the soft demand
resulting from unseasonably warm winter
temperatures globally
AGM, vertical integration, China investments on track

Taking action
to improve profitability
Automotive: Hired 300 Six Sigma
Blackbelts and quality experts
Building Efficiency SG&A cost
reduction initiatives
Power Solutions
Building Efficiency
Automotive Experience

2012 Outlook
Continuing our investment commitment for future growth and profitability
Our fundamental growth and profitability
story is intact
Capital expenditures
– Capacity, footprint expansions, emerging
markets, vertical integration
Support for record level of Automotive
Experience new business awards
Information technology
Innovation and engineering investments
Johnson Controls 6
Maintenance
Infrastructure
71% of 2012
capital expenditures
are in support of
growth and margin
expansion initiatives
Expansion,
Equipment,
Capabilities

2012 first quarter
Automotive Experience
2012 2011
Net sales $5.3B $4.6B 15%
15% increases in all geographic regions
– Up 6%, excluding acquisitions
China sales (mostly non-consolidated): up 10% to $1.1 billion
Segment income $194M $177M 10%
Higher volumes
North American metals launch costs
Thailand flooding impact ($0.01)
Higher JV profitability

Return on sales by
geography
N. America:  4%
Europe: 1%
Asia: 15%
New 3-D multi-layer cluster
introduced this month at the
Consumer Electronics Show

2012 first quarter
Building Efficiency
2012 2011
Net sales $3.5B $3.4B 4%
Higher revenues in N. America, Asia, GWS
– Asia up 13%
– Global Workplace Solutions up 10%
– Europe and N.A. residential HVAC lower
Solutions order activity lower than expected
Segment income $133M $139M (4%)
Y-O-Y margins comparable in N.A. Systems, GWS
– Lower in N.A. Service, Asia
Increased IT infrastructure investments
Implementing SG&A reductions

Commercial backlog
and orders
(at December  31, 2011)
Record $5.3B, up 8%
Backlog up in all
geographic markets,
strongest in Asia
Orders slightly higher
– Asia up 17%
– N.A. Service up 13%
– N. America Systems
level
– Latin America,
Middle East lower

2012 first quarter
Power Solutions
2012 2011
Net sales $1.6B $1.6B 4%
Aftermarket volumes down 1%
– Impact of unseasonably warm winter temperatures
Benefitted from favorable product mix
Lower Asia volumes due to Shanghai plant shut-down
Segment income $271M $217M     25%
Increased vertical integration
Improved product mix
Equity income benefit from joint venture investment
Shanghai plant shutdown, consolidation of hybrid
battery business

Changxing, China Facility

First quarter 2012
Financial highlights

(in millions)
2012
(reported)
2011
(reported)
%
change
Sales $10,417 $9,537 9%
Gross profit
% of sales
1,532
14.7%
1,414
14.8%
8%
SG&A expenses 1,054 947 11%
Equity income 120 66 82%
Segment income $598 $533 12%
5.7% 5.6%
FX –
Euro to U.S. dollar average exchange rate at $1.35 in Q1 2012 vs. $1.36 in 2011
Sales –
Excluding FX, sales up 10%
Gross profit – Higher volumes offset by product mix
SG&A – Impact from 2011 acquisitions and investments in innovation and growth opportunities
Equity income – Growth in Automotive Experience (China), consolidation of Hybrid business in
2012 and equity income benefits in Power Solutions

First quarter 2012
Financial highlights
Financing charges-net – Higher year-over-year debt levels
Income tax provision – Underlying 2012 tax rate of 19%, consistent with 2011
Non-controlling interests – Improved profitability in consolidated Automotive and
Power Solutions JVs

(in millions, except earnings per share)
2012
(reported)
2011
(reported)
Segment income $598 $533
Financing charges - net 49 35
Income before taxes 549 498
Income tax provision 104 95
Net income 445 403
Income attributable to non-controlling interests 35 28
Net income attributable to JCI $410 $375
Diluted earnings per share $0.60 $0.55

2012 first quarter
Balance sheet / cash flow

$350 million of pension and post-retirement
funding
Excluding 2012 pension and post-retirement
funding, cash provided by operations
increased $120 million from Q1 2011
Improvements in trade working capital in the
quarter
Increased capital spending to $538 million,
$278 million higher than Q1 2011
Increased ownership in Power Solutions
separator joint venture
Net debt / total capitalization 34% vs. 31% at
Q4 2011

Factors impacting revised guidance

Q3/Q4
($0.10 -
$0.12) /
share
($0.01 -
$0.02) /
share
Factors
Q2
Power Solutions weather-related volumes
Indefinite shut-down of Power Solutions
Shanghai facility
Automotive N. America metals start-up
European production volumes
(19.6 million units, down 3.5% versus original assumption
of 20.1 million units, up 1.5%)
Euro at $1.30
Residential HVAC demand
Cost reduction initiatives

Revised fiscal 2012 outlook

October
guidance
January
revisions
Consolidated net
sales
$44.2B
$43.5B (up 7%)
EPS – Q2 -- $0.52 - $0.54
EPS – Full Year $2.85 - $3.00 $2.70 - $2.85
(up 13 – 19%)
Net financing charges $210M - $220M $220M - $230M
Capital expenditures $1.7B unchanged